Exhibit 99.2

                              CONSULTING AGREEMENT

      THIS CONSULTING AGREEMENT, dated as of March 22, 2005, by and between Security Intelligence Technologies, Inc., a Florida corporation whose address is 145 Huguenot Street; Suite 310, New Rochelle, New York 10801 (the "Company"), and Menahem Cohen, whose address is Hatasia Street #3, P.O. Box 3073, Ra'anana 43214 Israel ("Consultant"), the Company and Consultant being referred to collectively as the "Parties" and each, individually, as a "Party."

                                    RECITALS

      WHEREAS, Consultant has served as an executive officer of the Company, and has resigned from such position in connection with the sale by the Company to him of the stock of its wholly-owned subsidiary, CCS International, Inc. ("CCS"); and

      WHEREAS, Consultant is familiar with the Company's products and has experience in marketing such products, and is willing to provide consulting services to the Company on and subject to the terms of this Agreement; and

      WHEREAS, the Company is willing to engage Consultant to perform the consulting services for it, on and subject to the terms of this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

      1. Services.

            (a) The Company hereby engages Consultant to perform and provide strategic marketing and other general corporate consulting services ("Services"), including but not limited to: (i) identifying prospective strategic partners and strategic alliances; (ii) planning, strategizing and assisting the Company in negotiating with potential strategic business partners;
(iii) assisting the Company with business development; (iv) advising the Company as to developments concerning the security industry which may be relevant or of interest or concern to the Company; (v) assisting the Company in developing strategic marketing and planning plans and programs; (vi) assisting in a review of the Company's performance and methods of enhancing its performance, and (vii) other general management consulting services. The Company shall not require or request Consultant to raise debt or equity capital on behalf of the Company or any of its affiliates, and Consultant shall not perform any such services.

            (b) Consultant accepts the engagement provided in this Agreement and agrees to perform the Services in a professional manner, diligently, in good faith, in a manner consistent with the best interests of the Company. Consultant shall not be required to devote his full time and attention to the Services. Consultant shall perform Services at the Company's offices, at his offices in Israel or at such other locations as may be reasonably acceptable to the Company.

      2. Term. This Agreement shall, subject to Section 5 of this Agreement, have a term commencing on the date of this Agreement and ending on December 31, 2007.

      3. Compensation. In consideration of the Services to be provided by the Consultant during the Term, as hereinafter defined, the Company shall pay Consultant at the rate of one hundred eight thousand dollars ($108,000) per annum, payable in weekly installments.

      4. Expenses. The Company shall reimburse Consultant for all reasonable and necessary expenses incurred by Consultant on behalf of the Company upon presentation of appropriate vouchers and back-up documentation in accordance with the Company's expense reimbursement policy. Consultant will not incur any expenses for which he will seek reimbursement without the prior written approval of the Company.

      5. Termination of Agreement.

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            (a) This Agreement and the Term shall terminate immediately upon the death or disability of Consultant. The term "disability" shall mean any illness, disability, incapacity or condition of the Consultant which prevents him from substantially performing the Services for a period of two (2) consecutive months or four (4) months, even though not consecutive, in any eighteen (18) month period.

            (b) The Company may terminate this Agreement, immediately and without notice, for Cause, in which event no further Commissions shall be payable to Consultant. The term "Cause" shall mean (i) a material breach by the Consultant of the provisions of Paragraph 6, 7 or 8 of this Agreement, (ii) acts of dishonesty or deliberate misconduct on the part of Consultant, (iii) breach of trust or other action by which Consultant obtains personal gain at the expense of or to the detriment of the Company, (iv) failure by Consultant to perform the Services after written notice by the Company, (v) conviction of or plea of nolo contendere by the Consultant of any felony or (vi) conviction of or plea of nolo contendere by the Consultant of any other crime relating to the performance of Consultant's or Consultant's duties.

      6. Assignment of Rights.

            (a) Consultant shall have no proprietary interest in the work performed by Consultant (hereinafter referred to as "work product") during the course of performing Services, whether during or after working hours, and Consultant agrees that such work product (whether performed during or after working hours and whether performed at the Company's premises, Consultant's home or office or otherwise) is work made for hire and that the Company shall have all proprietary rights in such work product and any derivative work product throughout the world.

            (b) With respect to any work which is developed by Consultant with respect to the Services during the Term and which is not deemed to be work made for hire, Consultant hereby irrevocably assigns and transfers to the Company, its successors, assigns or nominees, in perpetuity throughout the world all of Consultant's right, title and interest in and to all such work product.

            (c) Consultant's work product, whether the work product is described in Paragraph 6(a) or 6(b) of this Agreement, may be used by the Company for any purpose or in any media whatsoever, whether now known or developed in the future in perpetuity and throughout the world, and Consultant hereby release the Company from any payments for any use of the work product other than the payments provided pursuant to this Agreement. It is further agreed that, without charge to the Company, but at the Company's expense, Consultant will execute and deliver all such further papers as may be necessary, in any and all countries, to vest title of the work product in the Company.

      7. Confidential Information.

            (a) Consultant recognizes and acknowledges that during the course of performing the Services he will acquire, and as an officer and director of the Company prior to the execution of this Agreement, he has acquired, information regarding the Company and the Company's business methods, technology, products, plans and clients and other information which is not publicly known and which the Company regards as proprietary to it ("Confidential Information"). Without limiting the generality of the foregoing, Confidential Information includes all proprietary know-how, use and applications know-how, technical information, product formulae and formulations and other trade secrets relating to the Company's business, products, proposed products, strategy, pricing structure, relationships with joint venture partners, customers and suppliers, financial information and projections which have not been publicly disclosed by the Company, any information or other information contained in any patent application, regardless of whether a patent is ever issued with respect to such application, results of studies and surveys, in any stage of development, including, without limitation, modifications, enhancements, designs, concepts, techniques, methods, ideas, flow charts and all other information relating to the Company's products and proposed products.

            (b) Consultant agree that he will not, at any time, whether during or after the Term, disclose to any person or use, directly or indirectly, for Consultant's own benefit or the benefit of others, or aid or assist others in using any Confidential Information, or permit any person to examine or make copies of any document which may contain or is derived from Confidential Information, whether prepared by Consultant or otherwise coming into Consultant's possession or control.

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            (c) The provisions of Sections 7(a) and (b) shall not apply to any information or material which Consultant can demonstrate by documentary or other evidence:

                  (i) Is or becomes generally known to and available for use by the public other than as a result of disclosure by an Consultant or by any other person bound by a duty of confidentiality to the Company, or

                  (ii) Was disclosed to Consultant by a person who either (i) was not under an obligation of confidentiality to the Company or (ii) did not, directly or indirectly, acquire or obtain such information or material from a person who was under an obligation of confidentiality to the Company.

            (d) Consultant understands that, in connection with his performance of the Services, he may have access to material non-public information concerning the Company. Consultant understands that the disclosure of such information to a third party or the use of such information in purchasing or selling the Company's securities is a violation of federal and state law, and he agrees to indemnify and hold harmless the Company, its officers, directors and counsel from and against any manner of loss, liability, damages or expense (including reasonable fees and expenses of counsel) which they may incur as a result of a breach by Consultant of the provisions of this Section 7(d). This indemnity is in addition to any other rights which the Company may have against Consultant.

            (e) In the event that Consultant is, pursuant to, or required by, applicable law, regulation or legal process, to disclose any of the Confidential Information, Consultant will notify the Company promptly so that the Company may, at its cost, seek a protective order or other appropriate remedy or, its sole discretion, waive compliance with the terms of this Section 7. Consultant shall not disclose any Confidential Information until the court has made a ruling. In the event that no such protective order or other remedy is obtained, or in the event that the disclosing party waives compliance with the terms of this Section 7, Consultant will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

            (f) Consultant shall, upon completion of the Services or upon termination of Consultant's engagement with the Company, or earlier at the request of the Company, turn over to the Company all documents, papers, computer disks or other material in Consultant's possession or under Consultant's control which may contain or be derived from Confidential Information, together with all documents, notes or other work products which are connected with or derived from the Services. To the extent that any Confidential Information is on Consultant's hard drive or other storage media, he shall, upon the request of the Company, cause such information to be erased from his computer disks and all other storage media.

      8. Non-Competition.

      (a) During the Term and for a period one (1) year following the expiration or termination of the Term, Consultant will not, directly or indirectly:

                  (i) persuade or attempt to persuade any person or entity which is or was a customer or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms "customer," as used in this Section 8(a) includes any potential customer to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the Term);

                  (ii) solicit for himself or any other person or entity other than the Company the business of any person or entity which is a customer of the Company, or was a customer of the Company during the Term for any product sold by the Company (each, a "Competing Product"), except that CCS may continue to sell security products to retail customers and to other customers which are not customers or prospects of the Company, and Consultant shall not use any Confidential Information in identifying such prospects and potential customers;

                  (iii) persuade or attempt to persuade any employee of the Company to leave the Company's employ, or to become employed by any person or entity other than the Company; or

                  (iv) engage in any business in the United States whether as an officer, director, consultant, partner, guarantor, principal, agent, employee, advisor, guarantor or in any manner, which is engaged in the manufacture, marketing and sale of any Competing Product, provided, however, that nothing in this Section 8 shall not be construed to prohibit Consultant from (x) owning an interest of not more than five (5%) percent of any public company engaged in such activities or (y) owning an interest in or serving as an officer or directors of CCS.

            (b) Consultant acknowledge that the restrictive covenants (the "Restrictive Covenants") contained in this Section 8 are a condition of Consultant's engagement by the Company and are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

      9. Injunctive Relief. Consultant acknowledge that the violation or threatened violation by him of any of the provisions of Sections 6, 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Consultant consent to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting them from any violation or threatened violation of such provisions and compelling them to comply with such provisions. This Section 9 shall not affect or limit, and the injunctive relief provided in this Section 9 shall be in addition to, and not in lieu of, any other remedies available to the Company at law or in equity for any such violation by Consultant.

      10. Representations and Warranties. Consultant hereby represents and warrants to the Company that:

            (a) He has a right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

            (b) The execution, delivery and performance of this Agreement does not and will not conflict with, violate or breach any agreement, decree, order or judgment or any law or regulation to which it is a party or subject or by which it or any of its properties or assets is bound.

      11. Independent Contractors. It is expressly agreed that the Company and Consultant are acting hereunder as independent contractors. Neither Party shall be deemed to an employer, employee, agent, partner or joint venturer of the other. No Party has authority to enter into agreements on behalf of the other Party or to bind any other Party in any way. Consultant shall maintain liability insurance, workman's compensation and any other required insurance and shall be liable for any personal injury or damages to property which occurs as a result of his actions during the performance of the Services. Consultant acknowledges he shall be solely responsible for payment of all taxes relating to his compensation or any other payments made to him pursuant to this Agreement.

      12. Notices. Any notices required or permitted to be sent hereunder shall be in writing and shall be sent, by certified or registered mail, return receipt requested, or by messenger or overnight courier which provides evidence of delivery, or by telecopier or similar means of communication if the receipt is acknowledged or if a copy thereof is sent in the manner provided in this Section
12. Notices shall be sent to the addresses first set forth above or to such other address as a party may designate by notice pursuant hereto, of, if sent by telecopier, to the telecopier number set forth on the signature page of this Agreement. Notices shall be effective upon the date when delivery is either effected or refused.

      13. Survival. The provisions of Sections 6, 7, 8 and 9 of this Agreement shall survive any termination of this Agreement or the Term.

      14. Miscellaneous.

            (a) This Agreement, and the respective rights, duties and obligations of the parties pursuant to this Agreement, shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such state without regard to principles of conflicts of law. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in any federal or state court situated in New York or Westchester County, New York, (ii) irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the in personam jurisdiction of the aforesaid courts and waives the defense of an inconvenient forum to the maintenance of such action or proceeding, and (iii) agrees that service in any such action may be made either
(x) by mailing or delivering a copy of such process to such party in the manner set forth in Section 12 of this Agreement, other than by facsimile transmission, or (y) by any other manner permitted by law.

            (b) This Agreement shall bind and inure to the benefit of the parties, and their respective executors, administrators, successors and assigns; provided, however, that neither party may assign his or its obligations under this Agreement except that this Agreement may be assigned by the Company in connection with a merger, consolidation or sale by the Company of all or substantially all of its business.

            (c) If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement, shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part has been severed and deleted.

            (d) Each of the parties to this Agreement shall execute and deliver to the other party, without charge to the other party, any further instruments and documents and take such other action as may be requested by the other party in order to provide for the other party the benefits of this Agreement.

            (e) This Agreement may be executed in one or more counterparts, all of which shall be deemed to be duplicate originals.

      IN WITNESS WHEREOF, the Parties hereto have executed this instrument the date first above written.

                             SECURITY INTELLIGENCE TECHNOLOGIES, INC.



                             By:  /s/ Ben Jamil
                                 ----------------------------------
                                 Ben Jamil, Chief Executive Officer


                             By: /s/ Menahem Cohen
                                 ----------------------------------
                             Menahem Cohen